UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana	46514-3305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Item 7.01	Regulation FD Disclosure.

On October 14, 2019, the Company held an Investor Day at the Company’s European offices. Also, on October 14, 2019, the Company posted to its website, content from the Investor Day. Copies of the breakout session slide presentations, and a transcript of the question and answer session are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6. The link to the video recording of the event and transcript of the question and answer session will be available on the Company’s website at ir.thorindustries.com. The information furnished under Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Copy of the transcript of the Investor Day question and answer session posted to the Company’s website
99.2	Copy of the slide presentation of the Investor Day breakout session EHG Brand Strategy posted to the Company’s website
99.3	Copy of the slide presentations of the Investor Day breakout session EHG Business Beyond Vehicles posted to the Company’s website
99.4	Copy of the slide presentations of the Investor Day breakout session User Centered Innovation posted to the Company’s website
99.5	Copy of the slide presentations of the Investor Day breakout session European RV Market posted to the Company’s website
99.6	Copy of the slide presentations of the Investor Day breakout session North American RV Market posted to the Company’s website

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date:	October 18, 2019	By:	/s/ W. Todd Woelfer
		Name:	W. Todd Woelfer
		Title:	Senior Vice President, General Counsel and Secretary